Exhibit 99.1

Contact:	NEWS RELEASE
Alliance Data Julie Prozeller – Analysts/Investors FTI Consulting 212-850-5721 alliancedata@fticonsulting.com Shelley Whiddon – Media 214-494-3811 shelley.whiddon@alliancedata.com	Gander Mountain Jess Myers Ewald Consulting 651-290-7465 Jessm@Ewald.com

ALLIANCE DATA ANNOUNCES LONG-TERM RENEWAL AGREEMENT WITH GANDER MOUNTAIN

Alliance Data to Continue Providing Co-Brand Credit Card Program for Leading
Multichannel Retailer of Outdoor Lifestyle Products and Services

DALLAS – Feb. 28, 2013 – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced its Retail Services business has signed a long-term agreement to continue providing the co-brand credit card program for multichannel retailer Gander Mountain, operator of the largest network of stores specializing in fishing, hunting, camping, marine, and outdoor lifestyle and active performance products for the serious outdoor enthusiast. Established in 1960, Gander Mountain Company, headquartered in St. Paul, Minn., offers national, regional and local brands and private label merchandise through its 119 stores in 24 states, as well as through a robust e-commerce site and its Overton’s catalog brand.

“The strategic program offering Alliance Data brings to the table—from their card program and loyalty capabilities, to advanced analytics and marketing expertise—continues to make them the right partner to help Gander Mountain meet our sales and growth goals,” said Robert Specht, vice president of finance and controller for Gander Mountain. “The Gander Mountain customer enjoys a special relationship with our brand, both in-store and online, and our credit card program helps reinforce the strength of that relationship, driving long-term customer loyalty and sales. We look forward to extending our partnership with Alliance Data to ensure the Gander Mountain co-brand credit card program continues to deliver additional value to our best customers—our cardholders.”

Alliance Data will continue to deliver a marketing-driven co-branded credit card program that recognizes and rewards Gander Mountain cardholders with a tiered loyalty program offering free-merchandise rewards based on all dollars spent with Gander Mountain and Overton’s, gas and grocery purchases, and on all other transactions. The program also offers flexible financing options and other cardholder-exclusive perks designed to drive brand loyalty and repeat purchases. In addition, the Gander Mountain credit card design will soon be customizable, allowing individual cardholders to display their own favorite photographs on the card plastic.

“The Gander Mountain name truly stands for quality and superior customer service. We’re thrilled to continue this valued partnership, driving long-term loyalty and increasing sales through the co-brand card program,” said Melisa Miller, president of Alliance Data Retail Services. “Through this extended relationship, we will deliver even deeper value to Gander Mountain customers, resulting in overall brand and card-program growth. Together with Gander Mountain, we will continue to drive brand affinity through tailored payment promotions and customized marketing campaigns that reinforce Gander Mountain’s well-respected brand.”

Partner Advisors served as program advisor to Gander Mountain during contract negotiations.

About Gander Mountain Company
Gander Mountain Company headquartered in St. Paul, Minn., is the nation’s largest retail network of outdoor specialty stores for firearms, hunting, fishing, camping, marine and outdoor lifestyle products and services. Since 1960, Gander Mountain has offered the best selection of outdoor equipment, technical apparel, active casual wear, and footwear featuring national, regional and specialty brands at competitive prices. Focused on a "We Live Outdoors®" culture, Gander Mountain dedicates itself to creating outdoor memories. There are currently 119 conveniently located Gander Mountain outdoor lifestyle stores in 24 states. For the nearest store location call 800-282-5993 or visit www.GanderMountain.com Gander Mountain is also the parent company of Overton’s (www.overtons.com), a leading Internet based retailer of products for boating and other water sports enthusiasts.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with over 100 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know More. Sell More.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted retail industry expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services visit www.alliancedata.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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